UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8 - K/A supplements the information disclosed by AMC Entertainment Holdings, Inc. (the "Company") in its Current Report on Form 8 - K filed on July 22, 2024, and is being filed solely to include one additional prior transaction that was not required to be disclosed previously in accordance with Item 3.02 (b). For the avoidance of doubt, the shares of Class A common stock issued in the transaction described below were included in the 361,354,955 shares of Class A common stock issued and outstanding as of July 22, 2024, as previously disclosed in the prospectus supplement dated July 22, 2024.

Item 3.02	Unregistered Sales of Equity Securities

Item 3.02 of the Current Report on Form 8-K filed on July 22, 2024 is supplemented with the following disclosure:

On May 15, 2024, the Company entered into a privately negotiated exchange agreement, under which it issued an aggregate of 1,723,780 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”) in exchange for $10,000,000 aggregate principal amount of its 10%/12% Cash/PIK Toggle Second Lien Subordinated Notes due 2026. Based on the aggregate principal amount exchanged plus $422,222 aggregate accrued interest thereon through the relevant date of exchange, the Common Stock issued had an implied value of $6.05 per share. Pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Common Stock issued in such transaction were issued to existing security holders of the Company exclusively in exchange for such holders’ securities and no commission or other remuneration was paid or given for soliciting the exchange. Other exemptions may apply. The Company may engage in similar transactions in the future but is under no obligation to do so.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: July 25, 2024	By:	/s/ Kevin M. Connor
		Name:	Kevin M. Connor
		Title:	Senior Vice President, General Counsel and Secretary

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